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                                                                 EXHIBIT 10.20.1

                                 March 21, 1996



Kaiser Ventures Inc.
3633 E. Inland Empire Blvd.
Suite 850
Ontario, CA 91764


Gentlemen:

     This letter serves to acknowledge the agreement of the parties hereto with respect to the amendment of certain terms and conditions of the Organization Agreement (the "Organization Agreement"), dated as of November 22, 1995, by and
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among PSH Corp., a Delaware corporation, Kaiser Ventures Inc. (formerly known as
Kaiser Resources Inc.), a Delaware corporation, and Penske Motorsports, Inc. (formerly known as Penske Speedways Holding Corp.), a Delaware corporation (the "Corporation").
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     The parties hereto agree that, on the date that the Securities and Exchange
Commission declares effective the Registration Statement (No. 333-692) filed by the Corporation, the Organization Agreement will automatically be amended by deleting Sections 5.3, , 8.2, 8.3 and 8.10(a) in their entirety from the Organization Agreement, and that such Sections will have no further force or effect whatsoever. In addition, Section 8.1 of the Organization Agreement is also deleted in its entirety and Section 8.1 replaced with the following:

     8.1  Information.  In addition to any information that is provided to a
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     member of the Board of Directors of the Corporation or a member of the
     Board of Directors of each of the Corporation's direct or indirect subsidiaries, the Corporation will (so long as Kaiser holds any Preferred Stock or more than 2% of the outstanding common stock of the Corporation) cooperate with Kaiser to provide Kaiser with such information which is reasonably necessary to enable Kaiser to timely file its reports required under the Securities Exchange Act of 1934, as amended; provided, however, that in no event will Kaiser release or publicly disclose any such information without either (i) the written consent of the Corporation, which consent will not be unreasonably withheld, or (ii) the prior public release of such information by the Corporation.
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Kaiser Ventures Inc.
March 21, 1996
Page 2


     Except as expressly modified hereby, the other provisions of the Organization Agreement will continue in full force and effect in accordance with the terms thereof.

                                          Very truly yours,

                                          PSH CORP.


                                          By:  /s/ Rich Peters
                                               --------------------------

                                          Its: President
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                                          PENSKE MOTORSPORTS, INC.



                                          By:  /s/ Rich Peters
                                               --------------------------

                                          Its: President
                                               --------------------------



AGREED AND ACCEPTED:

KAISER VENTURES INC.


By: /s/ Richard E. Stoddard
    ---------------------------------

     Title: Chief Executive Officer
            and Chairman of the Board
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Date: March 21, 1996
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